2016 Second Quarter Earnings July 21, 2016

Safe Harbor Statement 2 7/21/2016 Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

3 Creating Regional Bank Franchise in SE Growth Markets 7/21/2016 CommunityOne* Capital Bank * Subject to regulatory approval. *

4 Commitment to Profitability and Returns 7/21/2016 See reconciliation of non-GAAP measures in appendix. Return on Equity and Core ROTCE Return on Average Assets 1.10% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% ROAA Core ROAA Double- digit 0% 2% 4% 6% 8% 10% 12% 14% ROE Core ROTCE

5 Second Quarter Highlights ■ Reported EPS of $0.40, up 43% y/y, and core EPS of $0.42, up 40% y/y ■ Generated $473 million in new loans ■ Loan portfolio increased 8% annualized q/q and 10% y/y ■ New Loan portfolio nonaccruals remain very low at 0.12% ■ NIM compressed only 2 bps to 3.62% ■ Noninterest expense down 10% y/y, efficiency ratio declined to 61%, core efficiency ratio declined to 59% 7/21/2016 See reconciliation of non-GAAP measures in appendix.

Second Quarter Financial Summary

($ mm's except per share data, growth rates, and metrics)

		% change	
	2Q16	**1Q16**	**2Q15**
Net interest income	61.5	0%	1%
Provision (reversal)	1.2	-15%	-10%
Non-interest income	11.9	NM	15%
Non-interest expense	44.5	-5%	-10%
Pretax income	27.7	78%	37%
Net income	17.4	77%	34%
Per share	**$0.40**	**82%**	**43%**
Adjustments	0.8	NM	NM
Core Net Income	18.2	8%	30%
Per share	**$0.42**	**11%**	**40%**

Key Metrics	**2Q16**	**1Q16**	**2Q15**
Net interest margin	3.62%	3.64%	3.94%
Fee ratio	16.2%	4.0%	14.6%
Efficiency ratio	60.6%	73.4%	69.7%
ROA	0.93%	0.53%	0.75%
ROE	6.9%	4.0%	4.9%
Core Metrics			
Core fee ratio	16.1%	16.1%	14.7%
Core efficiency ratio	59.1%	61.6%	67.3%
Core ROA	0.97%	0.91%	0.82%
Core ROTCE	8.4%	8.0%	6.2%

- Net interest income increased by $0.1 mm sequentially and $0.8 mm y/y, reflecting relatively strong NIM of 3.62%, down only 2 bps sequentially
- $1.2 mm provision includes $2.0 mm provision for new loans and $0.8 mm reversal of impairment on legacy loans
- Noninterest expense down 5% sequentially and 10% year-over-year
- Book value per share increased by $0.44 to $23.52, and tangible book value rose by $0.45 to $20.22

Non-core adjustments detail	
$ 000s	
Conversion, merger, and restructuring	886
Legal	355
Securities gains	(117)
Total pre-tax	**1,124**
Tax effect of adjustments	(294)
Total after-tax	**830**

See reconciliation of non-GAAP measures in appendix.

7/21/2016

6

New Loan Production 7 7/21/2016 New Loans by Geography New Loans by Product $ mm’s $ mm’s Includes loan purchases of $33 mm, $14mm, $29mm, $8mm, and $16 mm in 2Q15, 3Q15, 4Q15, 1Q16, and 2Q16, respectively 161 155 145 75 139 200 234 199 141 183 128 101 157 80 151 $489 $490 $501 $296 $473 2Q15 3Q15 4Q15 1Q16 2Q16 Florida Carolinas Tennessee 210 159 212 145 230 91 126 98 89 133 123 121 126 62 110 $489 90 $501 $296 $473 2Q15 3 4Q15 1Q16 2Q16 Commercial CRE Consumer Auto $424 $406 $436

1,132 1,099 1,121 1,191 1,172 1,367 1,252 1,383 1,402 1,457 1,471 1,364 1,459 1,583 1,509 1,522 1,851 1,897 1,764 1,670 5,492 5,566 5,860 5,940 5,807 2Q15 3Q15 4Q15 1Q16 2Q16 Noninterest demand NOW Savings & Money Market Time / Other Y/Y Growth* 8% 5% 6% 14% 8% Cost of Deposits Down 1 bp Q/Q 8 7/21/2016 Cost of Deposits Deposit Balances $ mm’s Note: Core deposits include noninterest demand, NOW, and savings & money market, excluding brokered deposits. 0.36% 0.39% 0.40% 0.42% 0.41% 0.15% 0.15% 0.15% 0.17% 0.18% 0.39% 0.40% 0.40% 0.42% 0.42% 2Q15 3Q15 4Q15 1Q16 2Q16 Total Core D posits Contractual Deposits *Growth rate reflects average balances.

NIM Compresses 2 bps to 3.62% 9 7/21/2016 Net Interest Margin (NIM) See reconciliation of contractual net interest margin in appendix. Yields and Cost of Funds 0.46% 0.47% 0.47% 0.51% 0.50% 4.87% 4.71% 4.55% 4.52% 4.48% 2.05% 2.14% 2.25% 2.32% 2.35% 2Q15 3Q15 4Q15 1Q16 2Q16 Loans Investments Cost of Funds 3.94% 3.82% 3.70% 3.64% 3.62% 3.25% 3.19% 3.21% 3.16% 3.25% 2Q15 3Q15 4Q15 1Q16 2Q16 GAAP NIM Contractual NIM

Non-interest Income 10 7/21/2016 Non-interest Income $ mm’s See reconciliation of non-GAAP measures in appendix. Non-interest Income Detail $ mm’s 2Q15 1Q16 2Q16 Services charges on deposits 5.2 4.8 4.5 Debit card income 3.2 3.1 3.2 Fees on mortgage loans sold 1.3 1.0 1.1 Investment advisory and trust fees 1.1 0.5 0.5 FDIC indemnification asset expense (2.5) - - Termination of loss share agreement - (9.2) - Securites gains (losses) (0.1) 0.0 0.1 Other 2.2 2.3 2.5 Non-interest income 10.4 2.6 11.9 Core non-interest income 10.4 11.7 11.8 10.4 11.4 10.6 2.6 11.9 10.4 11.5 10.5 11.7 11.8 2Q15 3Q15 4Q15 1Q16 2Q16 Non-interest income Core non-interest Income

47.9 48.3 42.8 45.0 43.3 49.5 48.3 47.8 46.9 44.5 2Q15 3Q15 4Q15 1Q16 2Q16 Non-core adjustments Core non-interest expense Noninterest Expense Down 10% Y/Y 11 7/21/2016 Non-interest Expense $ mm’s See reconciliation of non-GAAP measures in appendix. Efficiency Ratio 60.6% 59.1% 40% 45% 50% 55% 60% 65% 70% 75% 80% 85% 90% Efficiency Ratio Core Efficiency Ratio Target 60%

Liquidity and Capital Ratios Remain Strong 12 7/21/2016 ■ Modified duration of investments was 4.6 years at June 30, 2016, vs. 4.7 years at March 31, 2016 Tier 1 Leverage Ratio1 (1) 2Q16 capital ratio is preliminary. Liquidity 14.7% 13.6% 12.7% 12.5% 12.6% 2Q15 3Q15 4Q15 1Q16 2Q16 1 Cash / Equivalents 16% Agency MBS 41% Agency CMBS 25% Agency CMO 7% Corporate Bonds 5% Trust Preferred 3% SBA / Other 2% Muni 1%

New Loan Portfolio Performing Strongly 13 7/21/2016 New Loan Portfolio Credit Metrics Past Dues & Nonaccruals 0.14% 0.11% 0.11% 0.09% 0.17% 0.19% 0.17% 0.11% 0.11% 0.12% 2Q15 3Q15 4Q15 1Q16 2Q16 Past Due Non-Accruals 2Q15 1Q16 2Q16 Criticized 0.65% 0.25% 0.27% Classified Performing 0.37% 0.55% 0.83% Classified Nonperforming 0.19% 0.11% 0.12% Total Criticized/Classified 1.21% 0.91% 1.22% Net Charge-offs 0.13% 0.15% 0.22% 0.12% 0.15% 2Q15 3Q15 4Q15 1Q16 2Q16 New Loan Portfolio Reserve Metrics 2Q15 1Q16 2Q16 Reserves / Loans 0.60% 0.48% 0.46% Reserves / NCOs 3.63x 4.73x 3.05x Re erves / Nonaccruals 3.19x 4.33x 3.73x

2Q15 1Q16 2Q16 Provision (reversal) on legacy loans (0.5) - (0.8) FDIC indemnification asset expense 2.5 - - OREO valuation expense 1.7 0.5 1.1 Termination of loss share agreements - 9.2 - (Gains) losses on sales of OREO (1.0) (0.7) (0.4) Foreclosed asset related expense 0.6 0.3 0.4 Loan workout expense 0.8 0.2 0.1 Salaries and employee benefits 0.8 0.5 0.5 Total legacy credit expense 4.9 10.0 0.9 832 577 349 224 213 154 129 78 53 44 986 706 427 277 257 2012 2013 2014 2015 2Q16 Loans REO -74% Special Assets Down 74% Since 2012 14 7/21/2016 Special Assets Nonperforming Loans / Total Loans $ mm’s Legacy Credit Expenses $ mm’s 5.8% 2.6% 1.2% 1.2% 1.1% 2013 2014 2015 1Q16 2Q16

15 Capital Bank Investment Highlights ■ Experienced management team with institutional track record ■ Positioned in Southeastern growth markets ■ Disciplined and sustainable growth story ■ Focused on deploying capital and improving profitability ■ Attractive valuation 7/21/2016

Appendix 16 7/21/2016

GAAP and Non-GAAP Disclosures 17 7/21/2016 Use of Non-GAAP Financial Measures Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report. A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears at the end of this release. The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity. The Company uses these non-GAAP measures for various purposes, including measuring performance for incentive compensation and as a basis for strategic planning and forecasting. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Core Noninterest Income / Expense

$ 000's

	2Q16	1Q16	4Q15	3Q15	2Q15
Net interest income	$61,515	$61,367	$62,078	$61,637	$60,685
Reported non-interest income	11,922	2,566	10,597	11,418	10,363
Less: Securities gains (losses), net	117	40	54	(43)	(57)
Less: Termination of loss share	–	(9,178)	–	–	–
Core non-interest income	**$11,805**	**$11,704**	**$10,543**	**$11,461**	**$10,420**
Reported non-interest expense	$44,536	$46,938	$47,756	$48,346	$49,502
Less: Stock-based compensation expense	–	–	–	–	–
Contingent value right expense	–	–	–	–	4
Severance expense	–	75	–	63	14
Loss on extinguishment of debt	–	–	–	–	1,438
Conversion costs and merger	881	1,107	33	–	–
Legal merger non deductible	355	580	–	–	–
Restructuring expense	5	142	–	23	178
Contract termination	–	–	4,215	–	–
Conversion and severance expenses (conversion and merger expenses and salaries and employee benefits)	–	–	704	–	–
Core non-interest expense	**$43,295**	**$45,034**	**$42,804**	**$48,260**	**$47,868**
Core Fee Ratio*	**16.1%**	**16.1%**	**14.5%**	**15.7%**	**14.7%**
Efficiency Ratio**	**60.7%**	**73.4%**	**65.7%**	**66.2%**	**69.7%**
Core Efficiency Ratio***	**59.1%**	**61.6%**	**58.9%**	**66.0%**	**67.3%**

* Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income)

** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income)

***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income)

7/21/2016

18

Reconciliation of Core Net Income 19 7/21/2016 $ 000's Quarter Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended Ended 2Q16 2Q16 1Q16 1Q16 2Q15 2Q15 $17,402 $17,402 $9,840 $9,840 $12,990 $12,990 Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax Non-Interest Income - - 9,178 5,670 - - Security losses / (gains)* (117) (72) (40) (25) 57 35 Non-Interest Expense - - - - - - - - - - 4 2 - - 75 46 14 9 5 3 142 88 178 110 881 544 1,107 684 - - 355 355 580 580 - - - - - - 1,438 887 Tax effect of adjustments* (294) NA (3,999) NA (648) NA 18,232 18,232 16,883 16,883 14,033 14,033 Average Assets $7,484,365 $7,450,422 $6,885,513 Tangible Common Equity $868,745 $848,305 $907,829 ** ROA 0.93% 0.53% 0.75% *** Core ROA 0.97% 0.91% 0.82% **** Core ROTCE 8.4% 8.0% 6.2% * Tax effected at an income tax rate of 38.0% ** ROA: Annualized net income / average assets *** Core ROA: Annualized core net income / average assets **** Core ROTCE: Annualized core net income / tangible common equity Net income Adjustments Core Net Income Stock-based compensation expense* Contingent Value Right expense Termination of loss share agreement Loss on extinguishment of debt Severance expense * Restructuring expense* Conversion costs and merger tax deductible* Legal merger non deductible

Tangible Book Value 20 7/21/2016 (In thousands, except per share data) June 30, 2016 Total common shareholders' equity $1,016,498 Intangibles, net of taxes 142,725 Tangible book value* $873,773 Common shares outstanding 43,219 Tangible book value per share $20.22 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin 21 7/21/2016 (1) Includes effects of tax equivalent adjustments (2) Excludes purchase accounting adjustments $ 000s Average Earning Assets Net Interest Income (1) Net Interest Margin June 30, 2016 Reported 6,876,936 61,950 3.62% Purchase accounting impact (39,114) 6,438 0.37% Contractual Net Interest Margin (2) 3.25% March 31, 2016 Reported 6,832,335 61,786 3.64% Purchase accounting impact (44,537) 8,171 0.48% Contractual Net Interest Margin (2) 3.16% December 31, 2015 Reported 6,698,719 62,491 3.70% Purchase accounting impact (50,768) 8,460 0.49% Contractual Net Interest Margin (2) 3.21% September 30, 2015 Reported 6,442,167 62,044 3.82% Purchase accounting impact (55,281) 10,381 0.63% Contractual Net Interest Margin (2) 3.19% June 30, 2015 Reported 6,221,394 61,068 3.94% Purchase accounting impact (63,174) 10,711 0.69% Contractual Net Interest Margin (2) 3.25%